UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 18, 2023

MEDAVAIL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36533	90-0772394
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
4720 East Cotton Gin Loop, Suite 220,
Phoenix, Arizona
85040
(Address of principal executive office) (Zip Code)
(905) 812-0023
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MDVL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On January 19, 2023, MedAvail Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) announcing its plan to exit from the pharmacy services business to focus on the Company’s pharmacy technology business. In connection with its exit from the pharmacy services business, the Company subsequently filed a Current Report on Form 8-K on January 26, 2023 (the “Subsequent Report” and together with the Original Report, the “Filed Reports”) to announce its entry into that certain Asset Purchase and Sale Agreement dated January 20, 2023 (the “Asset Purchase Agreement”) with German Dobson CVS, L.L.C., Garfield Beach CVS, L.L.C., Longs Drug Stores California, L.L.C., Woodward Detroit CVS, L.L.C. and Holiday CVS, L.L.C. (collectively, “CVS”). This Current Report on Form 8-K/A is being filed to announce that as of March 31, 2023, the Company has substantially completed its exit from the pharmacy services business. This Form 8-K/A is being filed to amend the Filed Reports to include the pro forma financial information required by Item 9.01(b) of Form 8-K.
The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only and is not necessarily indicative of the pro forma financial position or results of operations that would have been realized had the transactions contemplated by the Filed Reports occurred as of the dates indicated, nor is it meant to be indicative of any anticipated financial position or future results of operations that the Company will experience after the completion of the transactions contemplated by the Filed Reports.
This Current Report on Form 8-K/A should be read in conjunction with the Filed Reports, which provides a more complete description of the transactions contemplated by the Company’s exit from the pharmacy services business and the Asset Purchase Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.
As previously announced on January 19, 2023, the Company announced its plans to exit the pharmacy services business to focus on the Company’s pharmacy technology business. In furtherance of the Company’s plans to exit the pharmacy services business, on January 22, 2023, the Company entered into the Asset Purchase Agreement with CVS. The Company completed the transactions contemplated by the Asset Purchase Agreement, including the disposition of the specific assets referenced therein, on February 10, 2023. As of March 31, 2023, the Company had substantially completed its exit from the pharmacy services business. The information disclosed in items 2.02, 2.05 and 9.01 of the Original Report and Items 1.01, 2.01, 2.05 and 8.01 of the Subsequent Report regarding the Company’s exit from the pharmacy services business, the asset sale and Asset Purchase Agreement is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.
(b) The unaudited pro forma condensed consolidated financial information of the Company as of and for the nine months ended September 30, 2022, and the unaudited pro forma condensed consolidated financial information of the Company for the fiscal year ended December 31, 2021 as required by Item 9.01(b) are attached as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDAVAIL HOLDINGS, INC.

Date: April 6, 2023	By:	/s/ Ramona Seabaugh
Ramona Seabaugh Chief Financial Officer